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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-51279                13-3633241
----------------------------     --------------------    -----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)



245 Park Avenue
New York, New York                                               10167
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000



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                                      -2-


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)     Not applicable

            (b)     Not applicable

            (c)     Exhibits:

            1. Pooling and Servicing Agreement, dated as of January 1, 2001 among Structured Asset Mortgage Investments Inc. as seller, Bankers Trust Company of California, N.A. as trustee and Wells Fargo Bank Association, National Association as master servicer.


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                                      -3-


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                 STRUCTURED ASSET MORTGAGE
                                                 INVESTMENTS INC.

                                                 By:  /s/ Joseph T. Jurkowski
                                                 Name: Joseph T. Jurkowski
                                                 Title: Vice President

Dated:  February 15, 2001


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                                  EXHIBIT INDEX

              Item 601 (a) of          Sequentially
Exhibit       Regulation S-K           Numbered
Number        Exhibit No.              Description                   Page
------        -----------              -----------                   ----

1                 4                    Pooling and Servicing           5
                                       Agreement